UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Goldman Sachs Private Credit Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Goldman Sachs Private Credit Corp. Meeting adjourned Please cast your vote before September 24. Dear Fellow Shareholder: In an effort to continue to solicit votes, the Annual Meeting of Shareholders of Goldman Sachs Private Credit Corp. has been adjourned and will be reconvened on September 24, 2026. Our records indicate that your shares have not yet been voted and we urge you to vote as soon as possible to ensure that the adjourned meeting can occur as scheduled. We encourage you to respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials by calling (800) 654-1521 or going to www.proxyvote.com. Please see below for the ways in which you can vote. Failure to obtain the required votes for all of the proposals will cause the annual meeting to be adjourned, and the meeting will need to be rescheduled until all voting requirements are met. FOUR WAYS TO VOTE PROXY QUESTIONS? Call (800) 654-1521 ONLINE WWW.PROXYVOTE.COM/ Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITHOUT A PROXY CARD Call (800) 654-1521 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. QR CODE WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. MAIL VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided.

on Let’s it. Vote Let your proxy vote be heard. Goldman Sachs Private Credit Corp. R19930-EPR YOUR VOTE MATTERS. We’ve made it easy, so take two minutes right now – on any device you prefer. PHONE TABLET PC Go to: Proxyvote.com

Your vote is missing & urgently needed. The annual shareholder meeting has adjourned and will be reconvened on September 24, 2026. Our records indicate that your account has not yet voted. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have questions or need assistance, please call (800) 654-1521. FOUR WAYS TO VOTE ONLINE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITHOUT A PROXY CARD Call (800) 654-1521 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. QR CODE WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. MAIL VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. Asset Management Goldman Sachs Private Credit Corp. +1 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.